Exhibit 99.2

38th Annual J.P. Morgan Healthcare Conference January 14, 2020 Exhibit 99.2

Forward-Looking Statements
Non-GAAP Operating Expense Guidance

Forward Looking Statements

This presentation contains forward-looking statements about our financial outlook, business plans and objectives and other future events and developments. These forward-looking statements include, but are not limited to, statements about our pipeline of novel drug candidates for immune-mediated disorders, which include M281, M254 and M230, the advancement of our late stage biosimilar candidate, M710, and our plans regarding our M923 program; the use, efficacy, safety, potency, tolerability, dosing, convenience, differentiation and commercial potential of our products and product candidates, including their potential as best or first in class; the design, timing and goals of clinical trials and the availability, timing and announcement of data and results; estimates of incidence of disease and patient populations; market potential and acceptance of our products and product candidates; the timing of regulatory submissions, potential regulatory approvals, market formation and launches of our product candidates and products; market potential and product revenues of our products and product candidates; our priorities, goals and strategy; our development timelines; potential future out-licensing/collaborations/partnerships; our non-GAAP operating expense, restructuring expense and collaborative revenue reimbursement projections; Glatopa revenue from 2019 and our future financial expectations. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors, which could cause actual results, performance or achievements to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to, the unpredictable nature of our early stage development efforts for our novel product candidates; failure to raise additional capital as required; unexpected regulatory decisions regarding any of these activities, unexpected expenses or inaccurate financial assumptions or forecasts; additional or increased litigation efforts by our competitors; insufficient resources or failure to prioritize competing projects and efforts; disputes with our collaboration partners; inability to successfully partner the development and commercialization of our product candidates; delays or unfavorable decisions of regulatory agencies; unfavorable regulatory guidance pronouncements; safety, efficacy or tolerability problems with our product candidates; and competition for targeted indications or within targeted markets. Risks and uncertainties also include those referred to under "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the Securities and Exchange Commission (SEC), as well as other documents that we may file from time to time with the SEC. Information provided in this presentation speaks only as of the date of this presentation, and we assume no obligation to update forward-looking statements to reflect events or circumstances occurring after this presentation.

Non-GAAP Operating Expense Guidance

Momenta provides non-GAAP operating expense guidance, which it believes can enhance an overall understanding of its financial performance when considered together with GAAP financial measures. Non-GAAP operating expense is total operating, less stock-based compensation expense, restructuring expense and collaborative reimbursement revenue. While Momenta believes this non-GAAP financial measure is useful to investors because it provides greater transparency regarding Momenta's operating performance, it should not be considered a substitute or an alternative to GAAP total operating expense. The Company has not provided a GAAP reconciliation for its forward-looking non-GAAP annual operating expense because Momenta cannot reliably predict without unreasonable efforts the timing or amount of the factors that substantially contribute to the projection of stock compensation expense, which is excluded from the forward-looking non-GAAP financial measure. The Company does not expect restructuring expense and collaborative reimbursement revenue to be material.

2

Momenta™

Developing Therapies to Treat Patients with Rare Immune - Mediated Disorders 4 Multiple data readouts and key value inflection points anticipated in 2020 SIFbody platform and other platforms offer multiple new product and partnering opportunities $545.1M in cash, cash equivalents, and marketable securities at December 31, 2019* 3 Novel drug candidates currently in clinical development Hematology Neurology Maternal/Fetal *Unaudited

Legacy Business Continues to Support Development Pipeline 5 *Unaudited estimate Glatopa ® (glatiramer acetate injection) • A generic version of COPAXONE ® 20 mg and 40 mg developed and commercialized in collaboration with Sandoz • 2019 Revenue: $20M* • 2020 Trends: Continued competition M710 (b - EYLEA® candidate) • Partner Mylan advancing Phase 3 towards completion • BLA submission expected in 2021 • Market formation expected in 2023 • Deal terms: 50% global cost/profit share

Phase 1 Phase 2 Phase 3 M230 (CSL730) (Recombinant Fc multimer ) Novel Drug Candidates CD38 SIFbody Preclinical Nipocalimab (M281) (Anti - FcRn antibody) Product Candidate Indication Myasthenia Gravis (MG) Hemolytic Disease of Fetus and Newborn (HDFN) Immune Thrombocytopenic Purpura (ITP) Warm Autoimmune Hemolytic Anemia (wAIHA) M254 (Hypersialylated IgG) Next Anticipated Milestone Pipeline of Novel Drug Candidates 6 Ph. 2 Data Q3 2020 Ph. 2 Data 2021 Ph. 2/3 Data by YE 2021 Additional data in Q2 2020 Initiate Ph. 1 SubQ formulation 2020 Chronic Inflammatory De - myelinating Polyneuropathy (CIDP) Initiate Ph. 2 in Q4 2020 IND in 2021

Nipocalimab (M281): Attributes of a Best-in-Class FcRn Antagonist

Efficacy

Highest IgG reduction observed, >80%

Ability to maintain 100% receptor occupancy drives IgG lowering and ability to maintain low IgG levels

Safety

Effectorless antibody design minimizes effector function related AEs

Strong safety profile

Dosing

Dose-dependent IgG reduction

Rapidly infused IV

Weekly SC option

Momenta

Nipocalimab (M281): Generalized Myasthenia Gravis Phase 2 Study 8 Placebo Q2W 5 mg/kg/Q4W 30 mg/kg/Q4W 60 mg/kg/Q2W 60 mg/kg single dose Open Label Extension Trial R a n d o m i z a t I o n Screening up to 4 weeks Weeks Treatment Follow - Up 0 4 2 6 1 8 8 8 Primary Endpoint Assessment n= 60 (approximately 12 per group) Dosing (M281 or placebo) given Q2W Key Objective : Define the relationship between IgG reduction and response Data could support claim of Best in Class FcRn agent Current Status : 80% enrolled Targeting study completion and top - line results in Q3 2020

9 Nipocalimab (M281): Warm Hemolytic Anemia Phase 2/3 Study Key Objective : Aiming to be First in Class in wAIHA Regulatory Milestones : Fast Track (US) Orphan Designation (EU) Current Status : Active enrollment (n=105 patients) Targeting readout by end of 2021 Randomization Placebo Q2W Nipocalimab 30 mg/kg Q2W Nipocalimab 30 mg/kg Q4W alternating with Placebo Q4W 24 - Week Double - blind Period Complete Week 24 assessment Screening (up to 6 weeks)

• Rare fetal - maternal disorder, affecting 4,000 – 8,000 pregnancies in US annually • Causes fetal anemia, with 20% fetal mortality in high - risk population • Standard - of - care: Intrauterine transfusions, which can lead to increased morbidity (bleeding, infection risk) • Full FcRn receptor occupancy critical in this patient population The Prevention of Early - Onset Hemolytic Disease of the Fetus and Newborn (HDFN) 10 15 patient safety and efficacy study 4 patients enrolled Fast Track Designation (US) Orphan Drug Designation (EU) Targeting full enrollment in 2020; 2021 for study readout Potential for accelerated approval

Building a Winning FcRn Franchise Based on Efficacy, Safety and Dosing

Fetal / Maternal Antibody Transfer Disorders

Fetal / Maternal

HDFN

Other Potential Applications

Fetal Neonatal Alloimmune Thrombocytopenia (FNAIT)
Congenital heart block
Neonatal hemochromatosis
Others

Autoimmune Disorders

Neurology

MG

NMOSD*, GBS*, CIDP*

Hematology

wAIHA

ITP*, Autoimmune Neutropenia

Dermatology	Rheumatology	Nephrology
E.g., Pemphigus	E.g., SLE*, myositis	E.g., Lupus nephritis

Efficacy | Safety | Dose

*Neuromyelitis optica spectrum disorder (NMOSD), Guillain-Barré syndrome (GBS), chronic inflammatory demyelinating polyneuropathy (CIDP), immune thrombocytopenic purpura (ITP), systemic lupus erythematosus (SLE).

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Momenta

2023 2022 2023 Nipocalimab (M281): Planning for Commercialization HDFN wAIHA MG Exploring Additional Applications: Immunogenic biologic therapies, gene therapy, transplantation

Immune Globulin G is a $6B Product in Neurological and Other Autoimmune Disorders

- Inflammatory Myopathies
- Other


Other
28%
CIDP
37%
ITP
10%
Other
Neurology
25%



- Multifocal Motor Neuropathy
- Myasthenia Gravis
- Guillain-Barre syndrome

M254 Target Attributes

Efficacy	Safety	Dosing
Greater immune modulation	Decreased dose may reduce AEs	<2 hrs vs 2+ days administration
Potentially increased efficacy	Potential steroid-sparing	SC potential

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Source: Health Advances

Momenta™

• Patients responded at all M254 dose levels tested to date (N=6; 43 - 250 mg/Kg) - Defined as having >=50 x 10 9 /L platelet count for >=3 days and >=20 x 10 9 /L increase from baseline - One non - responder to M254 and IVIg • Equivalent response between M254 and IVIg seen in one patient in each dose cohort • Variability observed in maximum platelet counts achieved and compared to IVIg dose in other patients • Safety profile similar to Part A • Lowering and expanding dose cohorts in Part B M254 Phase 1/2 ITP Study: Platelet Response at All Doses Tested to Date 14 * M254 IVIG(1000mg/kg) (43 mg/kg)* * One patient under - dosed

Patient Response to IVIg is Variable - Typical Response Rate of 70 - 80% 15 Limited published data available related to individual patient response to IVIg Data obtained from three registrational ITP studies reflects variable patient response to IVIg 83.3% 16.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% Response Insufficient Response N=6 ITP patients GAM10 - 02: Octagam 2gr/Kg pivotal study; IG0601 and IG202: Flebogamma 10% 2gr/Kg studies pivotal studies M254 Responses Patient Response to IVIg from 3 ITP Studies 50 x 10 9 /L

• Adding at least one additional lower dose cohort to Part B M254 Phase 1/2 ITP Study Update 16 • Enrolling additional ITP patients in Part B • Plan to submit data at medical meeting in Q2 • Update M254 clinical strategy on Q2 2020 earnings call • Intend to initiate Phase 2 CIDP study in 2H 2020 Goal: POC and Identify Doses to Advance into ITP and CIDP Studies

17 Fc Multimerization Platform has Multiple Therapeutic Applications Anti - inflammatory Therapeutics Cell Depletion Therapeutics • High affinity binding to Fc g R’s • Block immune - complex activation of effector cells • Prevent immune - complex driven tissue destruction • Application in multiple autoimmune diseases • High affinity binding to Fc g R’s and specific cellular target • Activate effector cells and complement • Efficient cell killing • Application in multiple cancers and autoimmune diseases

M230 (CSL730) – Potential First - in - Class Fc Multimer Designed with Enhanced Avidity for Fc Receptors 18 • Phase 1 study ongoing • Up to $300M in contingent milestones • 50% cost/profit share US • Right to co - commercialize in US • Royalties on EU and rest of world sales M230 License Agreement with CSL M230 Demonstrated Up to 50 Times Higher Potency than IVIg in Multiple Preclinical Models

Fc #1 Fc #2 Fc #3 Fab’s Data from Subject MM536 CD38 SIFbody Candidate In Preclinical Development; IND Enabling Studies Underway 19 Anti - CD38 SIFbody Improved Plasma Cell Depletion in Multiple Myeloma Patient’s Cells Anti - CD38 SIFbody Improved B Cell Depletion in Cynomolgus Monkeys % Change in B cell Counts (normalized to pre - dose baseline) Time post dose (hours) Drug Concentration ( nM ) 0 48 96 144 192 240 288 336 0 20 40 60 80 100 Anti - CD38 mAb (1 mpk ) Anti - CD38 SIFbody (1.7 mpk ) Anti - CD38 SIFbody (5.1 mpk )

2020 Anticipated Milestones Nipocalimab (M281) • MG top - line data readout in 3Q • HDFN trial full enrollment M254 • ITP top - line data readout 1H • CIDP Phase 2 trial initiation M230 • SC Phase 1 trial initiation M710 • Complete Phase 3 trial enrollment CD38 SIFbody • Initiate IND enabling studies 20 2019 YE Cash, Cash Equivalents and Marketable Securities: $545.1M 1 2020 Estimated Annual Non - GAAP Operating Expenses: $220M - $240M 2 1) Unaudited 2) See “ Non - GAAP Operating Expense Guidance” for our disclosures on non - GAAP operating expense

38th Annual J.P. Morgan Healthcare Conference January 14, 2020